RESTRUCTURING AND IMPAIRMENTS	9 Months Ended
Sep. 30, 2015
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 10 – Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014

	U.S. $ in millions

Impairments of long-lived assets	$187	$151	$333	$208
Contingent consideration	67	(21)	329	(26)
Acquisition expenses	61	1	194	11
Restructuring	70	30	121	166
Other	(1)	3	(9)	5

Total	$384	$164	$968	$364

During the nine months ended September 30, 2015, Teva incurred impairment expenses of $333 million, mainly due to a $133 million impairment of Synribo® following a decrease in sales projections, and contingent consideration expenses of $329 million, mainly due to an expense of $310 million following the positive phase 2b results of TEV-48125 in both chronic and episodic migraine prevention.

During the second quarter of 2015, Teva recorded acquisition expenses of $105 million, reflecting the difference between the purchase price of the interest acquired in Mylan and its fair value as of June 30, 2015. On September 30, 2015, an additional loss of $623 million was included in "financial expenses-net," reflecting the difference between the book value of this interest and its fair value as of September 30, 2015. Accordingly, the aggregate loss from the decline in fair value of the Mylan shares was $728 million, as of September 30, 2015. See note 8.

The carrying value as of September 30, 2015 of Teva's in-process R&D asset Revascor® (mesynchymal precursor cells) was $258 million. This drug candidate is in a phase 3 trial for congestive heart failure. The trial results, which are expected in the first half of 2016, may lead us to reevaluate the fair value of the asset, which may result in an impairment charge. Such a charge may also lead Teva to reassess the current carrying value of its equity interest in Mesoblast Ltd., which is $238 million as of September 30, 2015.